Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure [Text Block]	Our Board does not have a formal policy on the timing of stock option awards in relation to the disclosure of material non-public information; however, it would take into account material non-public information when determining the timing and terms of such an award to avoid an inappropriate impact on the value of the award. The Company has not timed the disclosure of material non-public information for the purpose of affecting the value of executive compensation.
Award Timing Method [Text Block]	however, it would take into account material non-public information when determining the timing and terms of such an award to avoid an inappropriate impact on the value of the award.
Award Timing MNPI Considered [Flag]	false
MNPI Disclosure Timed for Compensation Value [Flag]	false